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                                                                   EXHIBIT 10.11


                         INVESTMENT MANAGEMENT AGREEMENT
                                       FOR
                           MGA INSURANCE COMPANY, INC.


     THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this 4th day of October, 1999, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and MGA Insurance Company, Inc., a Texas corporation ("GNA"), an indirect subsidiary of GAINSCO, INC. ("Parent").

     WHEREAS, GNA is a regulated insurance company;

     WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

     WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

     "Agreement" has the meaning set forth in the first paragraph hereof.

     "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

     "Associate" means (i) any corporation or entity (other than GNA, Parent or a Subsidiary of GNA or Parent) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

     "Board" means the board of directors of GNA.


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     "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

     "Business Day " means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

     "Cash" means any currency or immediately available funds on deposit with a financial institution.

     "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

     "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

     "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

     "Damages" has the meaning set forth in Section 10.

     "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

     "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value


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of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm desiGNAted by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

     "Fees" has the meaning set forth in Section 4.

     "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

     "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

     "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

     "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

     "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

     "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

     "GNA Applicable Insurance Department " means the Texas Department of Insurance.

     "GNA Entities" means GAINSCO, INC., a Texas corporation; GNA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

     "GNA Investment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

     "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to Parent and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally.

     "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.


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     "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

     "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

     "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

     "Parent" has the meaning set forth in the first paragraph hereof.

     "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

     "Policy Letter" has the meaning set forth in Section 2.

     "Portfolio " means those investments held by GNA in Securities of the type more particularly described under the category "Investments" in Parent's periodic filings with the SEC.

     "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

     "Research" means research, statistical and similar information and services.

     "SEC" means the Securities and Exchange Commission.

     "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated June 29, 1999, between GMSP and Parent.

     "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

     "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting Securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

     "U.S." means the United States of America.


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     "Year 2000" means the calendar year 2000 A.D.

     2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

          (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

          (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

          (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

          (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

          (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

          (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.

     3. REPORTS.

          (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as


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GNA may reasonably request in connection with the administration of the
Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Security in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

          (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

     4. COMPENSATION; EXPENSES.

          (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

          (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.

          (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall


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consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

          (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

               (i) brokerage commissions and other costs, fees and expenses incurred in the purchase and sale of Securities;

               (ii) fees and expenses of custodians selected pursuant to Section 2(b);

               (iii) costs related to third party Proceedings involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

               (iv) interest on and fees and expenses arising out of all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

               (v) taxes, fees or other governmental charges levied against GNA; and

               (vi) any other expense, whether ordinary or extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

          (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.

          (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.


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     5. ACTIVITIES OF GMSP.

          (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

               (i) Neither GMSP nor any member of the GMSP Group shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

               (ii) GMSP and each GMSP Principal shall at all times (A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

          (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

          (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.

     6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:

          (a) by the written agreement of GNA and GMSP;

          (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;

          (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;


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          (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board desiGNAted for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

          (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

     Termination of this Agreement shall not terminate GMSP's obligations under
Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information , terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

     7. REPRESENTATIONS AND WARRANTIES OF GMSP.

          (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

          (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

          (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GMSP other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

          (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

               (i) the partnership agreement or similar governing documents of GMSP;


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               (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

               (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

          (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

          (f) GMSP is, and during the term of this Agreement will continue to be
(i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Department, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

          (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA subsequent to May 11, 1999 were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

          (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:

               (i) it will not suffer any Malfunction that would reasonably be expected to have a GMSP Material Adverse Effect; and

               (ii) it will not, as a result of the date change at the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.


INVESTMENT MANAGEMENT AGREEMENT     10

     8. REPRESENTATIONS AND WARRANTIES OF GNA.

          (a) GNA is an insurance company duly organized and validly existing under the laws of the State of Texas, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

          (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

          (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

          (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

               (i) articles of incorporation or similar governing documents of GNA;

               (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

               (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

          (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

          (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.


INVESTMENT MANAGEMENT AGREEMENT     11

          (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. ss.2510.3-101(f)(2)).

     9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of the GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

     10. INDEMNIFICATION.

          (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

          (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

          (c) Promptly after receipt by an indemnified party under Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability


INVESTMENT MANAGEMENT AGREEMENT     12
that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

     11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

     12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

     13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

         If to GMSP, to:  777 Main Street, Suite 2250
                          Fort Worth, Texas 76102
                          Attention:  J. Randall Chappel
                          Fax:  (817) 820-6651


INVESTMENT MANAGEMENT AGREEMENT     13

         If to GNA, to:   500 Commerce Street
                          Fort Worth, Texas 76102-5439
                          Attention: President
                          Fax: (817) 338-1454

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

     16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

     18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.

     19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

     20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.


INVESTMENT MANAGEMENT AGREEMENT     14

     21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


INVESTMENT MANAGEMENT AGREEMENT     15

     IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                        MGA INSURANCE COMPANY, INC.
                            a Texas corporation


                        By: /s/ Glenn W. Anderson
                            ---------------------------------------------------
                            Glenn W. Anderson, President



                        GOFF MOORE STRATEGIC PARTNERS, L.P.,
                            a Texas limited partnership


                        By:  GMSP Operating Partners, L.P., its general partner
                        By:  GMSP, L.L.C., its general partner


                             By: /s/ John C. Goff
                                ----------------------------------------------
                                 John C. Goff, Managing Principal

                             By: /s/ J. Randall Chappel
                                -----------------------------------------------
                                 J. Randall Chappel, Principal



INVESTMENT MANAGEMENT AGREEMENT     16

                        INVESTMENT MANAGEMENT AGREEMENT
                                      FOR
               GENERAL AGENTS INSURANCE COMPANY OF AMERICA, INC.


       THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this 4th day of October, 1999, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and General Agents Insurance Company of America, Inc., an Oklahoma corporation ("GNA"), a subsidiary of GAINSCO, INC. ("Parent").

       WHEREAS, GNA is a regulated insurance company;

       WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

       WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

       NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

       1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

       "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

       "Agreement" has the meaning set forth in the first paragraph hereof.

       "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

       "Associate" means (i) any corporation or entity (other than GNA, Parent or a Subsidiary of GNA or Parent) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

       "Board" means the board of directors of GNA.


INVESTMENT MANAGEMENT AGREEMENT        1

       "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

       "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

       "Cash" means any currency or immediately available funds on deposit with a financial institution.

       "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

       "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

       "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

       "Damages" has the meaning set forth in Section 10.

       "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

       "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value


INVESTMENT MANAGEMENT AGREEMENT        2
of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm desiGNAted by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

       "Fees" has the meaning set forth in Section 4.

       "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

       "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

       "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

       "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

       "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

       "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

       "GNA Applicable Insurance Department" means the Oklahoma Department of Insurance.

       "GNA Entities" means GAINSCO, INC., a Texas corporation; MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

       "GNA Invest ment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

       "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to Parent and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally.

       "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.


INVESTMENT MANAGEMENT AGREEMENT        3

       "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

       "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

       "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

       "Parent" has the meaning set forth in the first paragraph hereof.

       "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

       "Policy Letter" has the meaning set forth in Section 2.

       "Portfolio" means those investments held by GNA in Securities of the type more particularly described under the category "Investments" in Parent's periodic filings with the SEC.

       "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

       "Research" means research, statistical and similar information and services.

       "SEC" means the Securities and Exchange Commission.

       "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

       "Securities Purchase Agreement" means the Securities Purchase Agreement dated June 29, 1999, between GMSP and Parent.

       "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

       "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting Securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

       "U.S." means the United States of America.


INVESTMENT MANAGEMENT AGREEMENT        4

       "Year 2000" means the calendar year 2000 A.D.

       2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

          (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

          (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

          (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

          (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

          (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

          (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.

       3. REPORTS.

          (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as


INVESTMENT MANAGEMENT AGREEMENT        5

GNA may reasonably request in connection with the administration of the Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Security in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

          (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

       4. COMPENSATION; EXPENSES.

          (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

          (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.

          (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall


INVESTMENT MANAGEMENT AGREEMENT        6
consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

          (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

              (i) brokerage commissions and other costs, fees and expenses incurred in the purchase and sale of Securities;

              (ii) fees and expenses of custodians selected pursuant to Section 2(b);

              (iii) costs related to third party Proceedings involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

              (iv) interest on and fees and expenses arising out of all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

              (v) taxes, fees or other governmental charges levied against GNA; and

              (vi) any other expense, whether ordinary or extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

          (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.

          (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.


INVESTMENT MANAGEMENT AGREEMENT        7

       5. ACTIVITIES OF GMSP.

          (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

              (i) Neither GMSP nor any member of the GMSP Group shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

              (ii) GMSP and each GMSP Principal shall at all times (A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

          (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

          (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.

       6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:

          (a) by the written agreement of GNA and GMSP;

          (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;

          (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;


INVESTMENT MANAGEMENT AGREEMENT        8

          (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board desiGNAted for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

          (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

       Termination of this Agreement shall not terminate GMSP's obligations under Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information , terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

       7. REPRESENTATIONS AND WARRANTIES OF GMSP.

          (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

          (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

          (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GMSP other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

          (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

              (i) the partnership agreement or similar governing documents of GMSP;


INVESTMENT MANAGEMENT AGREEMENT        9

              (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

              (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

          (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

          (f) GMSP is, and during the term of this Agreement will continue to be
(i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Department, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

          (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA subsequent to May 11, 1999 were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

          (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:

              (i) it will not suffer any Malfunction that would reasonably be expected to have a GMSP Material Adverse Effect; and

              (ii) it will not, as a result of the date change at the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.


INVESTMENT MANAGEMENT AGREEMENT        10

       8. REPRESENTATIONS AND WARRANTIES OF GNA.

          (a) GNA is an insurance company duly organized and validly existing under the laws of the State of Oklahoma, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

          (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

          (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

          (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

              (i) articles of incorporation or similar governing documents of GNA;

              (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

              (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

          (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

          (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.


INVESTMENT MANAGEMENT AGREEMENT        11

          (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. ss.2510.3-101(f)(2)).

       9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of the GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

       10. INDEMNIFICATION.

           (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

           (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

           (c) Promptly after receipt by an indemnified party under Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability


INVESTMENT MANAGEMENT AGREEMENT        12
that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

       11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

       12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

       13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

           If to GMSP, to:        777 Main Street, Suite 2250
                                  Fort Worth, Texas 76102
                                  Attention: J. Randall Chappel
                                  Fax: (817) 820-6651


INVESTMENT MANAGEMENT AGREEMENT        13

           If to GNA, to:         500 Commerce Street
                                  Fort Worth, Texas 76102-5439
                                  Attention: President
                                  Fax: (817) 338-1454

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

       14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

       15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

       16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

       17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

       18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.

       19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

       20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.

INVESTMENT MANAGEMENT AGREEMENT        14

       21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

       22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


INVESTMENT MANAGEMENT AGREEMENT        15

       IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                                     GENERAL AGENTS INSURANCE COMPANY
                                     OF AMERICA, INC.,
                                         an Oklahoma corporation


                                     By:         /s/ Glenn W. Anderson
                                        ----------------------------------------
                                              Glenn W. Anderson, President



                                     GOFF MOORE STRATEGIC PARTNERS, L.P.,
                                         a Texas limited partnership


                                     By: GMSP Operating Partners, L.P., its
                                         general partner
                                     By: GMSP, L.L.C., its general partner


                                         By:          /s/ John C. Goff
                                            ------------------------------------
                                              John C. Goff, Managing Principal


                                         By:       /s/ J. Randall Chappel
                                            ------------------------------------
                                                J. Randall Chappel, Principal


INVESTMENT MANAGEMENT AGREEMENT        16

                         INVESTMENT MANAGEMENT AGREEMENT
                                       FOR
                                  GAINSCO, INC.


     THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this 4th day of October, 1999, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and GAINSCO, INC., a Texas corporation ("GNA").

     WHEREAS, GNA is a holding company whose subsidiaries are regulated insurance companies;

     WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

     WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

     "Agreement" has the meaning set forth in the first paragraph hereof.

     "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

     "Associate" means (i) any corporation or entity (other than GNA or a Subsidiary of GNA) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

     "Board" means the board of directors of GNA.


INVESTMENT MANAGEMENT AGREEMENT     1

     "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

     "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

     "Cash" means any currency or immediately available funds on deposit with a financial institution.

     "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

     "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

     "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

     "Damages" has the meaning set forth in Section 10.

     "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

     "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value


INVESTMENT MANAGEMENT AGREEMENT     2
of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm designated by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

     "Fees" has the meaning set forth in Section 4.

     "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

     "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

     "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

     "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

     "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

     "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

     "GNA Applicable Insurance Department" means the Oklahoma Department of Insurance and the Texas Department of Insurance.

     "GNA Entities" means GAINSCO, INC., a Texas corporation; MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

     "GNA Investment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

     "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to GNA and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally provided, that no change in the prices at which the Common Stock is quoted or traded on the NYSE or otherwise shall be a GNA Material Adverse Effect


INVESTMENT MANAGEMENT AGREEMENT     3

     "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.

     "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

     "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

     "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

     "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

     "Policy Letter" has the meaning set forth in Section 2.

     "Portfolio" means those investments held by GNA at the holding company level in Securities of the type more particularly described under the category "Investments" in GNA's periodic filings with the SEC.

     "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

     "Research" means research, statistical and similar information and services.

     "SEC" means the Securities and Exchange Commission.

     "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated June 29, 1999, between GMSP and GAINSCO, INC.

     "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

     "Subsidiary " means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting Securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.


INVESTMENT MANAGEMENT AGREEMENT     4

     "U.S." means the United States of America.

     "Year 2000" means the calendar year 2000 A.D.

     2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

          (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

          (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

          (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

          (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

          (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

          (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.

     3. REPORTS.

          (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per


INVESTMENT MANAGEMENT AGREEMENT     5

Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as GNA may reasonably request in connection with the administration of the Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Securities in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

          (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

     4. COMPENSATION; EXPENSES.

          (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

          (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.


INVESTMENT MANAGEMENT AGREEMENT     6

          (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

          (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

               (i) brokerage commissions and other costs, fees and expenses incurred in the purchase and sale of Securities;

               (ii) fees and expenses of custodians selected pursuant to Section 2(b);

               (iii) costs related to third party Proceedings involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

               (iv) interest on and fees and expenses arising out of all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

               (v) taxes, fees or other governmental charges levied against GNA; and

               (vi) any other expense, whether ordinary or extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

          (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.

          (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference


INVESTMENT MANAGEMENT AGREEMENT     7
between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.

     5. ACTIVITIES OF GMSP.

          (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

               (i) Neither GMSP nor any member of the GMSP Group shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

               (ii) GMSP and each GMSP Principal shall at all times (A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

          (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

          (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.

     6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:

          (a) by the written agreement of GNA and GMSP;

          (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;


INVESTMENT MANAGEMENT AGREEMENT     8

          (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;

          (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board designated for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

          (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

     Termination of this Agreement shall not terminate GMSP's obligations under
Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information , terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

     7. REPRESENTATIONS AND WARRANTIES OF GMSP.

          (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

          (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

          (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GMSP other than as described in the Securities Purchase Agreement or with any GNA Applicable Insurance Department.


INVESTMENT MANAGEMENT AGREEMENT     9

          (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

               (i) the partnership agreement or similar governing documents of GMSP;

               (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

               (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

          (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

          (f) GMSP is, and during the term of this Agreement will continue to be
(i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Departments, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

          (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA subsequent to May 11, 1999 were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

          (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:

               (i) it will not suffer any Malfunction that would reasonably be expected to have a GMSP Material Adverse Effect; and


INVESTMENT MANAGEMENT AGREEMENT     10

               (ii) it will not, as a result of the date change at the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.

     8. REPRESENTATIONS AND WARRANTIES OF GNA.

          (a) GNA is a corporation duly organized and validly existing under the laws of the State of Texas, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

          (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

          (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than as described in the Securities Purchase Agreement or with any GNA Applicable Insurance Department.

          (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

               (i) articles of incorporation or similar governing documents of GNA;

               (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

               (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

          (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this


INVESTMENT MANAGEMENT AGREEMENT     11

Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

          (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.

          (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. ss.2510.3-101(f)(2)).

     9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

     10. INDEMNIFICATION.

          (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

          (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount


INVESTMENT MANAGEMENT AGREEMENT     12
shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

          (c) Promptly after receipt by an indemnified party under Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

     11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

     12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

     13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses


INVESTMENT MANAGEMENT AGREEMENT     13
or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

       If to GMSP, to:  777 Main Street, Suite 2250
                        Fort Worth, Texas 76102
                        Attention:  J. Randall Chappel
                        Fax:  (817) 820-6651

       If to GNA, to:   500 Commerce Street
                        Fort Worth, Texas 76102-5439
                        Attention:  Chief Executive Officer
                        Fax: (817) 338-1454

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

     16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

     18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.


INVESTMENT MANAGEMENT AGREEMENT     14

     19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

     20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.

     21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


INVESTMENT MANAGEMENT AGREEMENT     15

     IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                          GAINSCO, INC.


                          By: /s/ Glenn W. Anderson
                              --------------------------------------------------
                              Glenn W. Anderson
                              President and Chief Executive Officer



                          GOFF MOORE STRATEGIC PARTNERS, L.P.,
                              a Texas limited partnership


                          By: GMSP Operating Partners, L.P., its general partner
                          By: GMSP, L.L.C., its general partner


                              By: /s/ John C. Goff
                                  ----------------------------------------------
                                  John C. Goff, Managing Principal


                              By: /s/ J. Randall Chappel
                                  ----------------------------------------------
                                  J. Randall Chappel, Principal



INVESTMENT MANAGEMENT AGREEMENT     16

                         INVESTMENT MANAGEMENT AGREEMENT
                                       FOR
                     GAINSCO COUNTY MUTUAL INSURANCE COMPANY


         THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this 4th day of October, 1999, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and GAINSCO COUNTY MUTUAL INSURANCE COMPANY ("GNA"), a Texas county mutual insurance company which on October 13, 1996 entered into a management contract with GAINSCO Services Corp., a Texas corporation which is wholly-owned subsidiary of GAINSCO, INC. ("Parent") and owns the charter of GNA.

         WHEREAS, GNA is a regulated insurance company;

         WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

         WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

         "Agreement" has the meaning set forth in the first paragraph hereof.

         "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

         "Associate" means (i) any corporation or entity (other than GNA, Parent or a Subsidiary of GNA or Parent) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

         "Board" means the board of directors of GNA.



INVESTMENT MANAGEMENT AGREEMENT

         "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

         "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

         "Cash" means any currency or immediately available funds on deposit with a financial institution.

         "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

         "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

         "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

         "Damages" has the meaning set forth in Section 10.

         "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

         "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value


INVESTMENT MANAGEMENT AGREEMENT
of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm designated by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

         "Fees" has the meaning set forth in Section 4.

         "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

         "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

         "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

         "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

         "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

         "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

         "GNA Applicable Insurance Department" means the Texas Department of Insurance.

         "GNA Entities" means GAINSCO, INC., a Texas corporation; MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

         "GNA Investment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

         "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to Parent and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally.

         "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.


INVESTMENT MANAGEMENT AGREEMENT

         "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

         "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

         "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

         "Parent" has the meaning set forth in the first paragraph hereof.

         "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

         "Policy Letter" has the meaning set forth in Section 2.

         "Portfolio" means those investments held by GNA in Securities of the type more particularly described under the category "Investments" in Parent's periodic filings with the SEC.

         "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

         "Research" means research, statistical and similar information and services.

         "SEC" means the Securities and Exchange Commission.

         "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated June 29, 1999, between GMSP and Parent.

         "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

         "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting Securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

         "U.S." means the United States of America.



INVESTMENT MANAGEMENT AGREEMENT

         "Year 2000" means the calendar year 2000 A.D.

         2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

                  (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

                  (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

                  (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

                  (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

                  (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

                  (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.

         3.       REPORTS.

                  (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as


INVESTMENT MANAGEMENT AGREEMENT

GNA may reasonably request in connection with the administration of the Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Security in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

                  (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

         4. COMPENSATION; EXPENSES.

                  (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

                  (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to
Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.

                  (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall


INVESTMENT MANAGEMENT AGREEMENT
consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

                  (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

                           (i) brokerage commissions and other costs, fees and
expenses incurred in the purchase and sale of Securities;

                           (ii) fees and expenses of custodians selected
pursuant to Section 2(b);

                           (iii) costs related to third party Proceedings
involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

                           (iv) interest on and fees and expenses arising out of
all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

                           (v) taxes, fees or other governmental charges levied
against GNA; and

                           (vi) any other expense, whether ordinary or
extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

                  (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.

                  (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.



INVESTMENT MANAGEMENT AGREEMENT

         5.       ACTIVITIES OF GMSP.

                  (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

                           (i) Neither GMSP nor any member of the GMSP Group
shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

                           (ii) GMSP and each GMSP Principal shall at all times
(A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

                  (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

                  (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.

         6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:

                  (a) by the written agreement of GNA and GMSP;

                  (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;

                  (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;



INVESTMENT MANAGEMENT AGREEMENT

                  (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board designated for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

                  (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

         Termination of this Agreement shall not terminate GMSP's obligations under Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information , terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF GMSP.

                  (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

                  (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

                  (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GMSP other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

                  (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

                           (i) the partnership agreement or similar governing
documents of GMSP;


INVESTMENT MANAGEMENT AGREEMENT

                           (ii) any statute, law, ordinance, rule, regulation,
judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

                           (iii) any note, bond, mortgage, indenture, deed of
trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected; excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

                  (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

                  (f) GMSP is, and during the term of this Agreement will continue to be (i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Department, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

                  (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA subsequent to May 11, 1999 were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

                  (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:

                           (i) it will not suffer any Malfunction that would
reasonably be expected to have a GMSP Material Adverse Effect; and

                           (ii) it will not, as a result of the date change at
the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.


INVESTMENT MANAGEMENT AGREEMENT

         8. REPRESENTATIONS AND WARRANTIES OF GNA.

                  (a) GNA is an insurance company duly organized and validly existing under the laws of the State of Texas, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

                  (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

                  (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

                  (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

                           (i) articles of incorporation or similar governing
documents of GNA;

                           (ii) any statute, law, ordinance, rule, regulation,
judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

                           (iii) any note, bond, mortgage, indenture, deed of
trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

                  (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

                  (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.



INVESTMENT MANAGEMENT AGREEMENT

                  (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. Section 2510.3-101(f)(2)).

         9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of the GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

         10. INDEMNIFICATION.

                  (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

                  (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

                  (c) Promptly after receipt by an indemnified party under
Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability


INVESTMENT MANAGEMENT AGREEMENT
that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

         11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

         12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

         13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

             If to GMSP, to:                    777 Main Street, Suite 2250
                                                Fort Worth, Texas 76102
                                                Attention:  J. Randall Chappel
                                                Fax:  (817) 820-6651


INVESTMENT MANAGEMENT AGREEMENT

            If to GNA, to:                     500 Commerce Street
                                               Fort Worth, Texas 76102-5439
                                               Attention: President
                                               Fax: (817) 338-1454

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

         14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

         16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

         17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

         18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.

         19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

         20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.



INVESTMENT MANAGEMENT AGREEMENT

         21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.




                           [Intentionally Left Blank]



INVESTMENT MANAGEMENT AGREEMENT

         IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                       GAINSCO SERVICES CORP.,
                           a Texas corporation


                       By:       /s/ Glenn W. Anderson
                           -----------------------------------------------------
                           Glenn W. Anderson, President



                       GOFF MOORE STRATEGIC PARTNERS, L.P.,
                           a Texas limited partnership


                       By:  GMSP Operating Partners, L.P., its general partner
                       By:  GMSP, L.L.C., its general partner


                           By:   /s/ John C. Goff
                               -------------------------------------------------
                               John C. Goff, Managing Principal


                           By:   /s/ J. Randall Chappell
                               -------------------------------------------------
                                J. Randall Chappel, Principal






INVESTMENT MANAGEMENT AGREEMENT

                         INVESTMENT MANAGEMENT AGREEMENT
                                       FOR
                       MIDWEST CASUALTY INSURANCE COMPANY


         THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this 1st day of January, 2000, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and Midwest Casualty Insurance Company, a North Dakota insurance corporation ("GNA"), an indirect subsidiary of GAINSCO, INC. ("Parent").

         WHEREAS, GNA is a regulated insurance company;

         WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

         WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

         "Agreement" has the meaning set forth in the first paragraph hereof.

         "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

         "Associate" means (i) any corporation or entity (other than GNA, Parent or a Subsidiary of GNA or Parent) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

         "Board" means the board of directors of GNA.



INVESTMENT MANAGEMENT AGREEMENT     1

         "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

         "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

         "Cash" means any currency or immediately available funds on deposit with a financial institution.

         "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

         "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

         "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

         "Damages" has the meaning set forth in Section 10.

         "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

         "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value


INVESTMENT MANAGEMENT AGREEMENT     2
of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm designated by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

         "Fees" has the meaning set forth in Section 4.

         "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

         "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

         "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

         "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

         "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

         "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

         "GNA Applicable Insurance Department" means the Insurance Department of North Dakota.

         "GNA Entities" means GAINSCO, INC., a Texas corporation; GNA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; General Agents Insurance Company of America, Inc., an Oklahoma corporation and Midwest Casualty Insurance Company, a North Dakota insurance corporation.

         "GNA Investment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

         "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to Parent and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally.


INVESTMENT MANAGEMENT AGREEMENT     3

         "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.

         "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

         "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

         "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

         "Parent" has the meaning set forth in the first paragraph hereof.

         "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

         "Policy Letter" has the meaning set forth in Section 2.

         "Portfolio" means those investments held by GNA in Securities of the type more particularly described under the category "Investments" in Parent's periodic filings with the SEC.

         "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

         "Research" means research, statistical and similar information and services.

         "SEC" means the Securities and Exchange Commission.

         "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated June 29, 1999, between GMSP and Parent.

         "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

         "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting Securities or other equity interests having the power, under ordinary


INVESTMENT MANAGEMENT AGREEMENT     4
circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

         "U.S." means the United States of America.

         "Year 2000" means the calendar year 2000 A.D.

         2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

                  (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

                  (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

                  (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

                  (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

                  (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

                  (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.


INVESTMENT MANAGEMENT AGREEMENT     5

         3. REPORTS.

                  (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as GNA may reasonably request in connection with the administration of the Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Security in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

                  (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

         4. COMPENSATION; EXPENSES.

                  (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

                  (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market


INVESTMENT MANAGEMENT AGREEMENT     6

Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.

                  (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

                  (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

                           (i) brokerage commissions and other costs, fees and
expenses incurred in the purchase and sale of Securities;

                           (ii) fees and expenses of custodians selected
pursuant to Section 2(b);

                           (iii) costs related to third party Proceedings
involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

                           (iv) interest on and fees and expenses arising out of
all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

                           (v) taxes, fees or other governmental charges levied
against GNA; and

                           (vi) any other expense, whether ordinary or
extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

                  (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.


INVESTMENT MANAGEMENT AGREEMENT     7

                  (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.

         5. ACTIVITIES OF GMSP.

                  (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

                           (i) Neither GMSP nor any member of the GMSP Group
shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

                           (ii) GMSP and each GMSP Principal shall at all times
(A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

                  (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

                  (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.

         6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:


INVESTMENT MANAGEMENT AGREEMENT     8

                  (a) by the written agreement of GNA and GMSP;

                  (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;

                  (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;

                  (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board designated for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

                  (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

         Termination of this Agreement shall not terminate GMSP's obligations under Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information, terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF GMSP.

                  (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

                  (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.


INVESTMENT MANAGEMENT AGREEMENT     9

                  (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GMSP other than with the GNA Applicable Insurance Department.

                  (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

                           (i) the partnership agreement or similar governing
documents of GMSP;

                           (ii) any statute, law, ordinance, rule, regulation,
judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

                           (iii) any note, bond, mortgage, indenture, deed of
trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

                  (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

                  (f) GMSP is, and during the term of this Agreement will continue to be (i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Department, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

                  (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

                  (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:


INVESTMENT MANAGEMENT AGREEMENT     10

                           (i) it will not suffer any Malfunction that would
reasonably be expected to have a GMSP Material Adverse Effect; and

                           (ii) it will not, as a result of the date change at
the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.

         8. REPRESENTATIONS AND WARRANTIES OF GNA.

                  (a) GNA is an insurance company duly organized and validly existing under the laws of the State of North Dakota, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

                  (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

                  (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than with the GNA Applicable Insurance Department.

                  (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

                           (i) articles of incorporation or similar governing
documents of GNA;

                           (ii) any statute, law, ordinance, rule, regulation,
judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

                           (iii) any note, bond, mortgage, indenture, deed of
trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.


INVESTMENT MANAGEMENT AGREEMENT     11

                  (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

                  (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.

                  (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. ss.2510.3-101(f)(2)).

         9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of the GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

         10. INDEMNIFICATION.

                  (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

                  (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply


INVESTMENT MANAGEMENT AGREEMENT     12
to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

                  (c) Promptly after receipt by an indemnified party under
Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

         11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

         12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

         13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following


INVESTMENT MANAGEMENT AGREEMENT     13
listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

         If to GMSP, to:                    777 Main Street, Suite 2250
                                            Fort Worth, Texas 76102
                                            Attention: J. Randall Chappel
                                            Fax: (817) 820-6651

         If to GNA, to:                     500 Commerce Street
                                            Fort Worth, Texas 76102-5439
                                            Attention: President
                                            Fax: (817) 338-1454

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

         14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

         16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

         17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

         18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.


INVESTMENT MANAGEMENT AGREEMENT     14

         19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

         20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.

         21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.



INVESTMENT MANAGEMENT AGREEMENT     15

         IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                                   MIDWEST CASUALTY INSURANCE COMPANY
                                       a North Dakota insurance corporation


                                   By:          /s/ Herbert A. Hill
                                      ------------------------------------------
                                       Herbert A. Hill, President



                                   GOFF MOORE STRATEGIC PARTNERS, L.P.,
                                       a Texas limited partnership


                                   By:  GMSP Operating Partners, L.P., its
                                             general partner
                                   By:  GMSP, L.L.C., its general partner


                                        By:     /s/ John C. Goff
                                           -------------------------------------
                                            John C. Goff, Managing Principal


                                        By:     /s/ J. Randall Chappel
                                           -------------------------------------
                                            J. Randall Chappel, Principal


INVESTMENT MANAGEMENT AGREEMENT     16